BY-LAWS
                                       OF
                               CULLEN FUNDS TRUST

                            A DELAWARE BUSINESS TRUST
                             (As of March 25, 2000)

                                TABLE OF CONTENTS

                                     BY-LAWS

                               CULLEN FUNDS TRUST

ARTICLE I...........................................................................................................3
   OFFICES..........................................................................................................3
     Section 1.  Principal Office...................................................................................3
     Section 2.  Registered Delaware Office.........................................................................3
     Section 3.  Other Offices......................................................................................3
ARTICLE II..........................................................................................................4
   MEETINGS OF SHAREHOLDERS.........................................................................................4
     Section 1.  Place of Meetings..................................................................................4
     Section 2.  Call of Meeting....................................................................................4
     Section 3.  Notice of Shareholders Meeting.....................................................................4
     Section 4.  Manner of Giving Notice; Affidavit of Notice.......................................................4
     Section 5.  Adjourned Meeting; Notice..........................................................................5
     Section 6.  Voting.............................................................................................5
     Section 7.  Waiver of Notice by Consent of Absent Shareholders.................................................6
     Section 8.  Shareholder Action by Written Consent Without a Meeting............................................6
     Section 9.  Record Date for Shareholder Notice, Voting and Giving Consents.....................................6
     Section 10.  Proxies...........................................................................................7
     Section 11.  Inspectors of Election............................................................................7
ARTICLE III.........................................................................................................8
   TRUSTEES.........................................................................................................8
     Section 1.  Powers.............................................................................................8
     Section 2.  Number of Trustees.................................................................................8
     Section 3.  Vacancies..........................................................................................8
     Section 4.  Place of Meetings..................................................................................9
     Section 5.  Regular Meetings...................................................................................9
     Section 6.  Special Meetings...................................................................................9
     Section 7.  Quorum............................................................................................10
     Section 8.  Waiver of Notice..................................................................................10
     Section 9.  Adjournment.......................................................................................10
     Section 10.  Notice of Adjournment............................................................................10
     Section 11.  Action Without a Meeting.........................................................................10
     Section 12.  Fees and Compensation of Trustees................................................................11
     Section 13.   Delegation of Power to Other Trustees...........................................................11
ARTICLE IV.........................................................................................................11
   COMMITTEES......................................................................................................11
     Section 1.  Committees........................................................................................11
     Section 2.  Meetings and Actions of Committees................................................................12
ARTICLE V..........................................................................................................12
   OFFICERS........................................................................................................12
     Section 1.  Officers..........................................................................................12
     Section 2.  Election of Officers..............................................................................12
     Section 3.  Subordinate Officers..............................................................................13
     Section 4.  Removal and Resignation of Officers...............................................................13
     Section 5.  Vacancies in Offices..............................................................................13
     Section 6.  Chairman of the Trustees..........................................................................13
     Section 7.  President.........................................................................................13
     Section 8.  Vice Presidents...................................................................................15
     Section 9.  Secretary.........................................................................................15
     Section 10.  Treasurer........................................................................................15
     Section 11.  Controller.......................................................................................15
ARTICLE VI.........................................................................................................16
   RECORDS AND REPORTS.............................................................................................16
     Section 1.  Maintenance and Inspection of Shares Register.....................................................16
     Section 2.  Maintenance and Inspection of Books and Records...................................................16
     Section 3.  Inspection by Trustees............................................................................17
     Section 4.  Financial Statements..............................................................................17
ARTICLE VII........................................................................................................17
   GENERAL MATTERS.................................................................................................17
     Section 1.  Checks, Drafts, Evidences of Indebtedness.........................................................17
     Section 2.  Contracts and Instruments; How Executed...........................................................17
     Section 3.  Certificates for Shares...........................................................................18
     Section 4.  Lost Certificates.................................................................................18
     Section 5.  Transfer of Shares................................................................................18
     Section 6.  Representation of Shares of Other Entities Held by Trust..........................................19
     Section 7.  Fiscal Year.......................................................................................19
ARTICLE VIII.......................................................................................................19
   AMENDMENTS......................................................................................................19
     Section 1.  Amendment.........................................................................................19
     Section 2.  Incorporation by Reference Into Declaration of Trust..............................................19

                               CULLEN FUNDS TRUST

                            A Delaware Business Trust

                                    ARTICLE I

                                     OFFICES

         SECTION 1.  PRINCIPAL OFFICE.

         The trustees (the "Trustees") of Cullen Funds Trust, a Delaware business trust (the "Trust"), shall establish, and from time to time may change the location of, the principal executive office of the Trust at any place within or without the State of Delaware.

         SECTION 2.  REGISTERED DELAWARE OFFICE.

         The Trustees shall establish, and from time to time may change the location of, a registered office of the Trust in the State of Delaware and shall appoint from time to time, as the Trust's registered agent for service of process in the State of Delaware, an individual who is a resident of the State of Delaware or a Delaware corporation or a corporation authorized to transact business in the State of Delaware; in each case the business office of such registered agent for service of process shall be identical to the registered office of the Trust in the State of Delaware.

         SECTION 3.  OTHER OFFICES.

         The Trustees may at any time and from time to time establish one or more branch or subordinate offices at any place or places, in accordance with the terms of the Agreement and Declaration of Trust of the Trust (the "Declaration of Trust").

         SECTION 4.  CERTIFICATES OF AMENDMENT.

         The Trustees shall cause to be filed such certificate or certificates as may be required under the Delaware Business Trust Act (the "Act") to effectuate the foregoing.

                                   ARTICLE II

                            MEETINGS OF SHAREHOLDERS

         SECTION 1.  PLACE OF MEETINGS.

         Meetings of shareholders may be held at any place designated by the Trustees, within or without the State of Delaware. In the absence of any such designation, meetings of shareholders shall be held at the principal executive office of the Trust.

         SECTION 2.  CALL OF MEETING.

         A meeting of the shareholders may be called at any time by the Trustees, the Chairman of the Trustees (if a person is so appointed in accordance with Article VI, Section 8 of the Declaration of Trust) (the "Chairman") or the President of the Trust.

         SECTION 3.  NOTICE OF SHAREHOLDERS' MEETING.

         All notices of meetings of shareholders shall be given or caused to be given in accordance with Section 4 of this Article II not less than fifteen (15) nor more than ninety (90) days prior to the date of the meeting. The notice shall specify (i) the place, date and hour of the meeting and (ii) the general nature of the business to be transacted at the meeting. If action is proposed to be taken at any meeting for authorization or approval of any matter requiring shareholder authorization or approval under (i) the 1940 Act, (ii) Article VIII of the Declaration of Trust or (iii) Article IX of the Declaration of Trust, the notice of such meeting also shall state the general nature of the proposal. If a meeting is to be held for the purpose of electing or removing one or more Trustees, the notice of such meeting also shall state the name or names of the person or persons proposed to be elected or removed.

         SECTION 4.  MANNER OF GIVING NOTICE; AFFIDAVIT OF NOTICE.

         Notice of any meeting of shareholders shall be given (a) personally (whether orally or in writing), or (b) in writing by way of first-class mail or any other reputable delivery service (including, without limitation, any reputable telegraphic or courier service), charges prepaid, addressed to the shareholder at the address of that shareholder appearing on the books of the Trust or of a transfer or similar agent of the Trust or designated by the shareholder to the Trust for the purpose of giving notice to such shareholder in connection with the calling of meetings of the shareholders of the Trust. If no such address appears on such books and is not so designated, notice shall be deemed to have been given if (a) sent to that shareholder in writing by way of first-class mail or other reputable delivery service, charges prepaid, addressed to the Trust's principal executive office or (b) published at least once in a newspaper of general circulation in the county where that office is located. Notice shall be deemed to have been given at the time when given personally or deposited in the mail or delivered to the delivery service.

         If any notice addressed to a shareholder at the address of that shareholder appearing on the books of the Trust or of a transfer or similar agent of the Trust or designated by the shareholder to the Trust for the purpose of giving notice to such shareholder in connection with the calling of meetings of the shareholders of the Trust is returned to the Trust by the United States Postal Service or the delivery service to whom it was delivered by the Trust, marked to indicate that such service is unable to deliver the notice to the shareholder at that address, all future notices shall be deemed to have been duly given without further action on the part of the Trust if such notices shall be available for inspection by the shareholder on written demand of the shareholder at the principal executive office of the Trust for a period of one year from the date of the giving of the notice.

         An affidavit of the mailing or other means of giving any notice of any shareholder's meeting shall be executed by the Secretary, Assistant Secretary or any transfer or similar agent of the Trust giving the notice and shall be filed with the Secretary of the Trust and be maintained in the Trust's records.

         SECTION 5.  ADJOURNED MEETING; NOTICE.

         Any meeting of shareholders may be adjourned from time to time to another date and time by a majority of the votes properly cast in person or by proxy upon the question of adjournment, whether or not a quorum is present, without the necessity for giving further notice, unless a new record date of the adjourned meeting is fixed or unless the adjournment is for more than sixty (60) days after the date set for the original meeting (in which case the Trustees shall fix a new record date). Any notice required to be given shall be given to each shareholder of record entitled to vote at the adjourned meeting in accordance with the provisions of Sections 3 and 4 of this Article II. At any adjourned meeting, the Trust may transact any business which might have been transacted at the original meeting.

         SECTION 6.  VOTING.

         The shareholders entitled to vote at any meeting of shareholders shall be determined in accordance with the provisions of the Declaration of Trust. The shareholders' vote may be by voice or by ballot; provided, however, that any vote for the election or removal of one or more Trustees must be by ballot if demanded by any shareholder before the voting has begun. On any matter other than elections or removals of Trustees, any holder of shares may vote part of his or her shares in favor of the proposal and refrain from voting the remaining shares or vote them against the proposal, but if the holder fails to specify the number of shares which the holder is voting affirmatively, it conclusively will be presumed that such holder's affirmative vote is with respect to the total number of shares that such holder is entitled to vote on such proposal.

         SECTION 7.  WAIVER OF NOTICE BY CONSENT OF ABSENT SHAREHOLDERS.

         The transactions at a meeting of shareholders, however called and noticed and wherever held, shall be as valid as though had at a meeting duly held after regular call and notice if a quorum be present either in person or proxy and if either before or after the meeting, each person entitled to vote who was not present in person or by proxy signs a written waiver of notice of the meeting, a consent to the holding of the meeting or an approval of the minutes of the meeting. The waiver of notice or consent with respect to a meeting need not specify either the business that was, or is to be, transacted at, or the purpose of, such meeting. All such waivers, consents and approvals may be executed in one or more counterparts and shall be filed with the records of the Trust or the minutes of the meeting.

         Attendance by a person at a meeting also shall constitute a waiver of notice of that meeting, except when the person objects at the beginning of the meeting to the transaction of any business because the meeting was not duly called and noticed and except that attendance at a meeting is not a waiver of any right to object to the consideration of matters not included but required to be included in the notice of the meeting if that objection is expressly made at the beginning of the meeting.

         SECTION 8.  SHAREHOLDER ACTION BY WRITTEN CONSENT WITHOUT A MEETING.

         Any action requiring authorization or approval of shareholders may be taken without a meeting of such shareholders and without prior notice if holders of at least 66 2/3% of the shares entitled to be voted on the matter consent to the action in writing and such written consent or consents are filed with the minutes of the meetings of shareholders (except where a larger percentage is required by the Investment Company Act of 1940, as amended (the "1940 Act"), or by any express provision of the Declaration of Trust). Such consents may be executed in one or more counterparts. Any shareholder giving a written consent (or such shareholder's proxy) may revoke the consent by a writing received by the Secretary of the Trust before written consents by or on behalf of holders holding the number of shares required to authorize or approve the proposed action have been filed with the Secretary of the Trust.

         If the consents of all shareholders entitled to vote have not been solicited in writing and if the unanimous written consent of all such shareholders shall not have been received, the Secretary of the Trust shall give prompt notice of the action authorized or approved by the shareholders without a meeting, such notice to be given at least ten (10) days before the consummation of the action so authorized or approved.

         SECTION 9. RECORD DATE FOR SHAREHOLDER NOTICE, VOTING AND GIVING CONSENTS.

         If the Trustees do not fix a record date or close the register or transfer books of the Trust in accordance with the provisions of Article V,
Section 5 of the Declaration of Trust:

                  (a) The record date for determining shareholders entitled to notice of and to vote at a meeting of shareholders shall be at the close of business on the business day next preceding the day on which notice is given or if notice is waived, at the close of business on the business day next preceding the day on which the meeting is held.

                  (b) The record date for determining shareholders entitled to give consent to an action in writing without a meeting, (i) when the Trustees are not required to approve such action, shall be the first day on which the Trust receives a written consent to such action, or
         (ii) when the Trustees are required to approve such action, shall be the close of business on the day on which the Trustees approve such action, or the close of business on such subsequent day as the Trustees may fix in connection with taking such action.

         SECTION 10.  PROXIES.

         Every person entitled to vote on any matter shall have the right to do so either in person or by one or more agents authorized by a written proxy signed by the person and filed with the Secretary of the Trust. A proxy shall be deemed signed if the shareholder's name is placed on the proxy (whether by manual signature, typewriting, telegraphic transmission or otherwise) by the shareholder or the shareholder's attorney-in-fact. A valid proxy which does not state that it is irrevocable shall continue in full force and effect unless (i) revoked by the person executing it before the vote pursuant to that proxy by a writing delivered to the Trust stating that the proxy is revoked or by a subsequent proxy executed by, or attendance at the meeting and voting in person by, the person executing that proxy; or (ii) written notice of the death or incapacity of the maker of that proxy is received by the Trust before the vote pursuant to that proxy; provided, however, that no proxy shall be valid after the expiration of eleven (11) months from the date of the proxy unless otherwise provided in the proxy.

         SECTION 11.  INSPECTORS OF ELECTION.

         Before any meeting of shareholders, the Trustees may appoint any persons other than nominees for office to act as inspectors of election at the meeting or its adjournment. If no inspectors of election are so appointed, the chairman of the meeting may, and on the request of any shareholder or a shareholder's proxy shall, appoint inspectors of election at the meeting. The number of inspectors shall be either one (1) or three (3). If inspectors are appointed at a meeting on the request of one or more shareholders or their proxies, the holders of a majority of shares or their proxies present at the meeting shall determine whether one (1) or three (3) inspectors are to be appointed. If any person appointed as inspector fails to appear or fails or refuses to act, the chairman of the meeting may, and on the request of any shareholder or a shareholder's proxy shall, appoint a person to fill the vacancy.

         The inspectors shall:

                  (a) Determine the number of shares outstanding and the voting power of each, the shares represented at the meeting, the existence of a quorum and the authenticity, validity and effect of proxies;

                  (b)      Receive votes, ballots or consents;

                  (c) Hear and determine all challenges and questions in any way arising in connection with the right to vote;

                  (d)      Count and tabulate all votes, ballots or consents;

                  (e)      Determine when the polls shall close;

                  (f)      Determine the result; and

                  (g) Do any other acts that may be proper to conduct the election or vote with fairness to all shareholders.


                                   ARTICLE III

                                    TRUSTEES

         SECTION 1.  POWERS.

         Subject only to such restrictions as may be set forth in the Declaration of Trust, the 1940 Act and other applicable law, the Trustees shall have exclusive control over the property of the Trust and over the management of the business and affairs of the Trust.

         SECTION 2.  NUMBER OF TRUSTEES.

         The exact number of Trustees within the limits specified in the Declaration of Trust shall be fixed from time to time by written consents signed, or a resolution approved at a duly constituted meeting of the Trustees, by a majority of the Trustees then in office; provided, however, that the initial number of Trustees shall be five (5).

         SECTION 3.  VACANCIES.

         Article VI, Section 5 of the Declaration of Trust shall govern the filling of vacancies.

         Notwithstanding the above, whenever and for so long as the Trust or any series or class thereof is a participant in or otherwise has in effect a plan under which the Trust or such series or class may be deemed to bear expenses of distributing its shares as that practice is described in Rule 12b-1 under the 1940 Act, then the selection and nomination of the Trustees who are not interested persons of the Trust (as that term is defined in the 1940 Act) shall be, and is, committed to the discretion of the persons who are not interested persons of the Trust.

         SECTION 4.  PLACE OF MEETINGS.

         Meetings of the Trustees may be held at any place designated by the Trustees or by the Chairman (if there be a person holding such office), within or without the State of Delaware. In the absence of any such designation, meetings of the Trustees shall be held at the principal executive office of the Trust.

         SECTION 5.  REGULAR MEETINGS.

         Regular meetings of the Trustees shall be held without call or notice on such dates and at such times as shall from time to time be fixed by the Trustees or by the Chairman (if there be a person holding such office).

         SECTION 6.  SPECIAL MEETINGS.

         Special meetings of the Trustees for any purpose or purposes may be called at any time by any two (2) Trustees, the Chairman (if there be a person holding such office) or the President.

         Notice of the place, date and hour of any special meeting shall be caused to be delivered to each Trustee by the party or parties calling the same, either (a) personally (whether orally or in writing); (b) by telephone or facsimile to such telephone or facsimile number as is shown for that Trustee on the records of the Trust; or (c) in writing by way of first class mail or other reputable delivery service (including, without limitation, reputable telegraphic or courier service), charges prepaid, addressed to that Trustee at his or her address as it is shown on the records of the Trust. In case the notice is given by way of mail, it shall be deposited in the United States mail at least seven
(7) calendar days before the time of the holding of the meeting. In case the notice is given personally or by telephone or facsimile, it shall be given at least forty-eight (48) hours before the time of the holding of the meeting. In case the notice is given by way of a delivery service, it shall be delivered to such service at such time as reasonably will enable such service to make delivery to the Trustee at least forty-eight (48) hours before the time of the holding of the meeting. Any oral notice given personally or by telephone may be communicated either to the Trustee or to a person who the person giving the notice reasonably believes will promptly communicate it to the Trustee. The notice need not specify the purpose or place of the meeting if the meeting is to be held at the principal executive office of the Trust.

         SECTION 7.  QUORUM.

         A majority of the Trustees then in office shall constitute a quorum for the transaction of business, except to adjourn as provided in Section 9 of this
Article III.

         SECTION 8.  WAIVER OF NOTICE.

         Notice of any meeting need not be given to any Trustee who either before or after the meeting signs a written waiver of notice of the meeting, a consent to the holding of the meeting or an approval of the minutes. The waiver of notice or consent with respect to a meeting need not specify either the business that was, or is to be, transacted at, or the purpose of, such meeting. All such waivers, consents and approvals may be executed in one or more counterparts and shall be filed with the records of the Trust or the minutes of the meeting. Attendance by a Trustee at a meeting also shall constitute a waiver of notice of that meeting, except when the Trustee objects at the beginning of the meeting to the transaction of any business because the meeting was not duly called and noticed (if such call and notice is required by these By-Laws) and except that attendance at a meeting is not a waiver of any right to object to the consideration of matters not included but required to be included in the notice of the meeting (if such notice is required to be given) if that objection is expressly made at the beginning of the meeting.

         SECTION 9.  ADJOURNMENT.

         A majority of the Trustees present, whether or not constituting a quorum, may adjourn any meeting to another place and time.

         SECTION 10.  NOTICE OF ADJOURNMENT.

         Notice of the place and time of holding an adjourned meeting need not be given unless the meeting is adjourned for more than forty-eight (48) hours, in which case notice of the place and time shall be given before the time of the adjourned meeting in the manner specified in Section 6 of this Article III to the Trustees who were present at the time of the adjournment.

         SECTION 11.  ACTION WITHOUT A MEETING.

         Except as otherwise required by the 1940 Act or the Declaration of Trust, any action required or permitted to be taken by the Trustees may be taken without a meeting if a majority of the Trustees then in office shall consent in writing to that action. Such written consent or consents may be executed in one or more counterparts and shall be filed with the minutes of the meetings of Trustees.

         SECTION 12.  FEES AND COMPENSATION OF TRUSTEES.

         Trustees and members of committees may receive such compensation, if any, for their services and such reimbursement of expenses as may be fixed or determined by the Trustees. This Section 12 shall not be construed to preclude any Trustee from serving the Trust in any other capacity as an officer, agent, employee, or otherwise and receiving compensation for those services.

         SECTION 13.   DELEGATION OF POWER TO OTHER TRUSTEES.

         To the extent not inconsistent with the requirements of the 1940 Act, any Trustee, by power of attorney, may delegate his or her power for a period not exceeding six (6) months at any one time to any other Trustee or Trustees; provided, however, that in no case shall fewer than two (2) Trustees personally exercise the powers granted to the Trustees except as otherwise expressly provided herein or by Resolution (as defined in the Declaration of Trust). Except where applicable law may require a Trustee to be present in person, a Trustee represented by another Trustee pursuant to such power of attorney shall be deemed to be present for purposes of establishing a quorum and satisfying the required vote of Trustees.

                                   ARTICLE IV

                                   COMMITTEES

         SECTION 1.  COMMITTEES.

         The Trustees may designate one or more committees, each consisting of two (2) or more Trustees or other persons, to serve at the pleasure of the Trustees. The Trustees may designate one or more Trustees or other persons as alternate members of any committee who may replace any absent member at any meeting of the committee. Any committee, to the extent provided by the Trustees, shall have the powers and authority of the Trustees, except with respect to:

                  (a) the approval of any action which under the 1940 Act or the Declaration of Trust requires shareholder authorization or approval; or requires approval by Resolution (as defined in the Declaration of Trust);

                  (b) the filling of vacancies in the number of Trustees or in any committee;

                  (c) the fixing of compensation of the Trustees or other persons for serving as Trustees or on any committee;

                  (d) the amendment or repeal of the Declaration of Trust or the By-Laws;

                  (e) the amendment or repeal of any action by the Trustees, unless such action provides by its express terms that it is so amendable or repealable;

                  (f) a distribution to the shareholders of the Trust, except at a rate or in a periodic amount or within a designated range determined by the Trustees;

                  (g) the appointment of any other committee of the Trustees or the members of those committees; or

                  (h)      the removal of one or more Trustees.


         SECTION 2.  MEETINGS AND ACTIONS OF COMMITTEES.

         Meetings and actions of committees shall be governed by and held and taken in accordance with the provisions of Article III of these By-Laws, with such changes in the context thereof as are necessary to substitute the committee and its members for the Trustees, except that the place and time of regular meetings of committees may be determined either by the Trustees or by resolution of the committee. Special meetings of committees may be called by the Trustees. Alternate members shall be given notice of all meetings of committees of which they are alternate members and shall have the right to attend all such meetings. The Trustees may adopt rules for the government of any committee not inconsistent with the provisions of these By-Laws.

                                    ARTICLE V

                                    OFFICERS

         SECTION 1.  OFFICERS.

         The officers of the Trust shall be a President, a Secretary, a Treasurer and a Controller. The Trust also may have, at the discretion of the Trustees, a Chairman, one or more Vice Presidents, one or more Assistant Secretaries, one or more Assistant Treasurers, one or more Assistant Controllers and such other officers as may be appointed in accordance with the provisions of
Section 3 of this Article V. Any number of offices may be held by the same person.

         SECTION 2.  ELECTION OF OFFICERS.

         The officers of the Trust, except such officers as may be appointed in accordance with the provisions of Section 3 or Section 5 of this Article V, shall be chosen by the Trustees, and each shall serve at the pleasure of the Trustees, subject to the rights, if any, of an officer under any contract of employment.

         SECTION 3.  SUBORDINATE OFFICERS.

         The Trustees may appoint and may empower the Chairman (if there be a person holding such office) or the President to appoint such other officers as the business of the Trust may require, each of whom shall hold office for such period, have such powers and authority and perform such duties as the Trustees may from time to time determine.

         SECTION 4.  REMOVAL AND RESIGNATION OF OFFICERS.

         Subject to the rights, if any, of an officer under any contract of employment, any officer may be removed, either with or without cause, by the Trustees at any regular or special meeting of the Trustees, by the Chairman (if there be a person holding such office), by the President or by such other officer upon whom such power of removal may be conferred by the Trustees.

         Any officer may resign at any time by giving written notice to the Trust. Any resignation shall take effect at the date of the receipt of that notice or at any later time specified in that notice; and unless otherwise specified in that notice, the acceptance of the resignation shall not be necessary to make it effective. Any resignation is without prejudice to the rights, if any, of the Trust under any contract to which the officer is a party.

         SECTION 5.  VACANCIES IN OFFICES.

         A vacancy in any office because of death, physical or mental incapacity, resignation, removal or other cause shall be filled in the manner prescribed in these By-Laws for regular appointment to that office. The Chairman (if there be a person holding such office) or the President may make temporary appointments to a vacant office pending action by the Trustees.

         SECTION 6.  CHAIRMAN OF THE TRUSTEES.

         The Chairman (if there be a person holding such office) shall if reasonably feasible preside at meetings of the Trustees.

         SECTION 7.  PRESIDENT.

         Subject to such supervisory powers, if any, as may be given by the Trustees to the Chairman (if there be a person holding such office), the President shall be the chief operating officer of the Trust and shall, subject to the control of the Trustees and the Chairman (if there be a person holding such office), have general supervision, direction and control of the business and affairs and the officers of the Trust. The President shall preside at all meetings of the shareholders and, in the absence of the Chairman (if there be a person holding such office), at all meetings of the Trustees. The President shall have the general powers and duties of management usually vested in the office of president of a corporation and shall have such other powers and authority and perform such other duties as may be prescribed by these By-Laws or as the Trustees or the Chairman (if there be a person holding such office) may from time to time determine.

         SECTION 8.  VICE PRESIDENTS.

         In the absence or disability of the President, in order of their rank as fixed by the Trustees, or if not ranked, the Executive Vice President (who shall be considered first ranked) and such other Vice Presidents as shall be designated by the Trustees, shall perform all the duties of the President and when so acting shall have all powers of and be subject to all the restrictions upon the President. The Vice Presidents shall have such other powers and authority and perform such other duties as may be prescribed by these By-Laws or as the Trustees, the Chairman (if there be a person holding such office) or the President may from time to time determine.

         SECTION 9.  SECRETARY.

         The Secretary shall keep or cause to be kept at the principal executive office of the Trust or such other place as the Trustees may direct a book of minutes of all meetings and actions of Trustees, committees of Trustees and shareholders with the time and place of holding, whether regular or special, and if special, how authorized, the notice given, the names of those present at Trustees' meetings or committee meetings, the number of shares present or represented at shareholders' meetings, and the proceedings.

         The Secretary shall give or cause to be given notice of all meetings of the shareholders and of the Trustees required to be given by the Declaration of Trust or these By-Laws or by applicable law and shall have such other powers and authority and perform such other duties as may be prescribed by these By-Laws or as the Trustees, the Chairman (if there be a person holding such office) or the President may from time to time determine.

         SECTION 10.  TREASURER.

         The Treasurer shall be the chief financial officer of the Trust. The Treasurer shall deposit all monies and other valuables in the name and to the credit of the Trust with such depositaries as may be designated by the Trustees. The Treasurer shall disburse the funds of the Trust as may be ordered by the Trustees, shall render to the Chairman (if there be a person holding such office), the President and Trustees, whenever they request it, an account of all of the Treasurer's transactions as chief financial officer and shall have such other powers and authority and perform such other duties as may be prescribed by these By-Laws or as the Trustees, the Chairman (if there be a person holding such office) or the President may from time to time determine.

         SECTION 11.  CONTROLLER.

         The Controller shall be the chief accounting officer of the Trust and shall keep and maintain or cause to be kept and maintained adequate and correct books and records of accounts of the properties and business transactions of the Trust, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, capital, retained earnings and shares. The Controller shall render to the Chairman (if there be a person holding such office), the President and Trustees, whenever they request it, an account of the financial condition of the Trust and shall have such other powers and authority and perform such other duties as may be prescribed by these By-Laws or as the Trustees, the Chairman (if there be a person holding such office) or the President may from time to time determine.

                                   ARTICLE VI

                               RECORDS AND REPORTS

         SECTION 1.  MAINTENANCE AND INSPECTION OF SHARES REGISTER.

         A register or registers shall be kept at the principal executive office of the Trust or at the offices of one or more transfer or similar agents of the Trust which, together, shall contain the names and addresses of the shareholders of each series, the number of shares of that series (or any class or classes thereof) held by them respectively and a record of all transfers thereof. As to shares for which no certificate has been issued, the shareholders listed on any such register shall be entitled to receive dividends or other distributions or otherwise to exercise or enjoy the rights of shareholders. No shareholder shall be entitled to receive payment of any dividend or other distribution, nor to have notice given to him or her as herein provided, until he or she has given his or her address to the relevant transfer or similar agent or such officer or other agent of the Trust as shall keep the relevant register, for entry thereon.

         SECTION 2.  MAINTENANCE AND INSPECTION OF BOOKS AND RECORDS.

         The accounting books and records and minutes of proceedings of shareholders and the Trustees and any committee or committees of the Trustees shall be kept at such place or places designated by the Trustees or in the absence of such designation, at the principal executive office of the Trust. The minutes shall be kept in written form and the accounting books and records shall be kept either in written form or in any other form capable of being converted into written form. Subject to the provisions of the Declaration of Trust (including, without limitation, the provisions of Article III, Section 19(b) thereof), the minutes and accounting books and records shall be open to inspection upon the written demand under oath of any shareholder or holder of a voting trust certificate at any reasonable time during usual business hours for any purpose reasonably related to the holder's interest as a shareholder or as the holder of a voting trust certificate. The inspection shall include the right to copy and make extracts, at the sole cost and expense of the party making the demand.

         SECTION 3.  INSPECTION BY TRUSTEES.

         Every Trustee shall have the absolute right at any reasonable time to inspect all books, records, and documents of every kind and the physical properties of the Trust. This inspection by a Trustee may be made in person or by an agent or attorney and the right of inspection includes the right to copy and make extracts, at the sole cost and expense of the Trust.

         SECTION 4.  FINANCIAL STATEMENTS.

         Subject to the provisions of the Declaration of Trust (including, without limitation, the provisions of Article III, Section 19(b) thereof), a copy of any financial statements and any income statement of the Trust for each quarterly period of each fiscal year and accompanying balance sheet of the Trust as of the end of each such period that has been prepared by the Trust shall be kept on file at the principal executive office of the Trust for at least twelve
(12) months and each such statement shall be exhibited at all reasonable times during usual business hours to any shareholder demanding an examination of any such statement, or a copy shall be mailed to any such shareholder at the sole cost and expense of the Trust.

         The quarterly income statements and balance sheets referred to in this section shall be accompanied by the report, if any, of any independent accountants engaged by the Trust or the certificate of an authorized officer of the Trust that the financial statements were prepared without audit from the books and records of the Trust.

                                   ARTICLE VII

                                 GENERAL MATTERS

         SECTION 1.  CHECKS, DRAFTS, EVIDENCES OF INDEBTEDNESS.

         All checks, drafts or other orders for payment of money, and all notes or other evidences of indebtedness, issued in the name of or payable to the Trust shall be signed or endorsed in such manner and by such person or persons as shall be designated from time to time by the Trustees.

         SECTION 2.  CONTRACTS AND INSTRUMENTS; HOW EXECUTED.

         The Trustees, except as otherwise provided in these By-Laws, may authorize one or more officers, agents or emp1oyees of the Trust to enter into any contract or execute any instrument in the name of and on behalf of the Trust and this authority may be general or confined to specific instances; and unless so authorized or ratified by the Trustees or within the agency power of an officer, no officer, agent or employee of the Trust shall have any power or authority to bind the Trust by any contract or engagement or to pledge the Trust's credit or to render the Trust liable for any purpose or for any amount.

         SECTION 3.  CERTIFICATES FOR SHARES.

         If the Trustees so determine, a certificate or certificates for shares of beneficial interest in any series and class of the Trust may be issued to a shareholder upon his or her request when such shares are fully paid. All certificates shall be signed in the name of the Trust by the Chairman (if there be a person holding such office) or the President or any Vice President and by the Treasurer or any Assistant Treasurer or the Secretary or any Assistant Secretary, certifying the number of shares and the series and class of shares owned by the shareholder. Any or all of the signatures on the certificate may be facsimile. In case any officer, transfer or similar agent or registrar who has signed or whose facsimile signature has been placed on a certificate shall have ceased to be that officer, transfer or similar agent or registrar before that certificate is issued, it may be issued by the Trust with the same effect as if that person were an officer, transfer or similar agent or registrar at the date of issue. Notwithstanding the foregoing, the Trust may adopt and use a system of issuance, recordation and transfer of its shares by electronic or other means.

         SECTION 4.  LOST CERTIFICATES.

         Except as provided in this Section 4, no new certificates for shares shall be issued to replace an old certificate unless the latter is surrendered to the Trust and canceled at the same time. The Trustees may in case any share certificate or certificate for any other security is lost, stolen or destroyed, authorize the issuance of a replacement certificate on such terms and conditions as the Trustees may determine, including a provision for indemnification of the Trust secured by a bond or other adequate security sufficient to protect the Trust against any claim that may be made against it, including any expense or liability on account of the alleged loss, theft or destruction of the certificate or the issuance of the replacement certificate.

         SECTION 5.  TRANSFER OF SHARES.

         Except as otherwise provided by the Trustees, shares shall be transferable on the records of the Trust only by the record holder thereof or by his or her agent thereunto duly authorized in writing upon delivery to the Trustees or the Trust's transfer or similar agent of a duly executed instrument of transfer and such evidence of the genuineness of such execution and authorization and of such other matters as may be required by the Trustees. Upon such delivery the transfer shall be recorded on the books of the Trust. Until such record is made, the shareholder of record shall be deemed to be the holder of such shares for all purposes and neither the Trustee nor the Trust, nor any transfer or similar agent or registrar nor any officer, employee or agent of the Trust shall be affected by any notice of the proposed transfer.

         SECTION 6.  REPRESENTATION OF SHARES OF OTHER ENTITIES HELD BY TRUST.

         The Chairman (if there be a person holding such office), the President or any Vice President or any other person authorized by the Trustees or by any of the foregoing designated officers, is authorized to vote or represent on behalf of the Trust any and all shares of any corporation, partnership, trust, or other entity, foreign or domestic, standing in the name of the Trust. The authority granted may be exercised in person or by a proxy duly executed by any notice of the proposed transfer.

         SECTION 7.  FISCAL YEAR.

         The fiscal year of the Trust and of each series thereof shall be fixed and refixed or changed from time to time by the Trustees.

                                  ARTICLE VIII

                                   AMENDMENTS

         SECTION 1.  AMENDMENT.

         Except as otherwise provided by the 1940 Act or by the Declaration of Trust, these By-Laws may be adopted, amended or repealed by the Trustees by Resolution (as defined in the Declaration of Trust).

         SECTION 2.  INCORPORATION BY REFERENCE INTO DECLARATION OF TRUST.

         These By-Laws and any amendments hereto shall be incorporated by reference into the Declaration of Trust.